SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 12, 2004


                             DRS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-08533                13-2632319
(State or other jurisdiction of      (Commission            (IRS Employer
incorporation or organization)       File Number)        Identification Number)


                   5 Sylvan Way, Parsippany, New Jersey 07054
                                   www.drs.com
           (Address of principal executive offices and Internet site)


                                 (973) 898-1500
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits
    The following press release is included as an exhibit to this report furnished pursuant to Item 12:

    Exhibit No.    Description
    ___________    ___________

    99.1 DRS Technologies, Inc. Press Release (including financial tables) dated February 12, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On February 12, 2004, DRS Technologies, Inc. announced financial results for the third quarter and nine-month period of fiscal 2004 ended December 31, 2003. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release includes the non-GAAP financial measures "EBITDA" and "free cash flow." We include these non-GAAP financial measures because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods. We define EBITDA as net earnings before net interest and related expenses, (primarily amortization of debt issuance costs), income taxes, depreciation and amortization. EBITDA is presented as additional information because we believe it to be a useful indicator of an entity's debt capacity and its ability to service its debt. EBITDA is not a substitute for operating income, net earnings or cash flows from operating activities, as determined in accordance with generally accepted accounting principles (GAAP). EBITDA is not a complete cash flow measure because EBITDA is a measure of liquidity that does not include reductions for cash payments for an entity's obligation to service its debt, fund its working capital and capital expenditures, and pay its income taxes. Rather, EBITDA is one potential indicator of an entity's ability to fund these cash requirements. EBITDA also is not a complete measure of an entity's profitability because it does not include costs and expenses for depreciation and amortization, interest and related expenses, and income taxes. We disclose free cash flow because we believe that it is a measurement of cash flow generated that is available for investing and financing activities. Free cash flow is defined as net cash provided by operating activities less capital expenditures. We believe that the most directly comparable GAAP financial measure to free cash flow is net cash provided by operating activities. Free cash flow represents cash generated after paying for interest on borrowings, income taxes, capital expenditures and changes in working capital, but before repaying outstanding debt, investing cash to acquire businesses and making other strategic investments. Thus, key assumptions underlying free cash flow are that the Company will be able to refinance its existing debt when it matures with new debt and that the Company will be able to finance any new acquisitions it makes by raising new debt or equity capital.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                             DRS TECHNOLOGIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               DRS TECHNOLOGIES, INC.
                               ----------------------
                               (Registrant)

Date:    February 12, 2004     By:

                               /s/ RICHARD A. SCHNEIDER
                               ------------------------
                               Richard A. Schneider
                               Executive Vice President, Chief Financial Officer


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INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
    99.1      DRS Technologies, Inc. Press Release (including financial tables)
              dated February 12, 2004.